UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2021

VIATRIS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39695	83-4364296
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Mylan Boulevard, Canonsburg, Pennsylvania, 15317

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (724) 514-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VTRS	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) On December 10, 2021, Viatris Inc. (“Viatris” or the “Company”) held its annual meeting of shareholders (the “2021 Annual Meeting”) to (i) elect four Class I directors, each to hold office until the 2023 annual meeting of shareholders; (ii) approve, on a non-binding advisory basis, the 2020 compensation of the named executive officers of the Company (the “Say-on-Pay vote”); (iii) conduct a non-binding advisory vote on the frequency of the Say-on-Pay vote; and (iv) ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. With respect to each proposal below, any abstentions and broker non-votes were considered for purposes of establishing a quorum but were not considered to be votes cast and therefore had no effect on the vote on any such proposal.

(b) The certified results of the matters voted on at the 2021 Annual Meeting are set forth below.

Proposal No. 1 - Election of the following four Class I directors, each to hold office until the 2023 annual meeting of shareholders:

Nominee	For	Against	Abstain	Broker Non-Votes
Neil Dimick	683,455,088	132,158,307	1,613,656	165,082,886
Michael Goettler	807,152,467	8,819,491	1,255,090	165,082,889
Ian Read	693,684,093	122,271,977	1,270,977	165,082,890
Pauline van der Meer Mohr	711,477,252	104,226,899	1,532,753	165,073,033

Each Class I director was elected to hold office until the 2023 annual meeting of shareholders.

Proposal No. 2 – Approval, on a non-binding advisory basis, of the 2020 compensation of the named executive officers of the Company:

For	Against	Abstain	Broker Non-Votes
159,300,046	654,956,929	2,970,015	165,082,947

This proposal was not approved.

Proposal No. 3 – A non-binding advisory vote on the frequency of the Say-on-Pay vote:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
799,180,313	1,698,885	13,449,971	2,927,861	165,052,907

1 year received a majority of votes cast.

Proposal No. 4 – Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021:

For	Against	Abstain	Broker Non-Votes
932,610,320	48,132,467	1,567,150	N/A

This proposal was approved.

(d) The Viatris Board of Directors has determined that the Company will hold future Say-on-Pay votes on an annual basis.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIATRIS INC.

Date: December 16, 2021	By:	/s/ Sanjeev Narula
Sanjeev Narula
Chief Financial Officer